UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2013
 Starbucks Corporation
(Exact Name of Registrant as Specified in its Charter)

Washington	0-20322	91-1325671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of Principal Executive Offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On January 29, 2013, Starbucks Corporation (“Starbucks,” the “Company,” “we,” “us” or “our”) filed with the U.S. Securities and Exchange Commission (the "SEC") its Quarterly Report on Form 10-Q for the first quarter ended December 30, 2012 (the "Q1'13 10-Q"). Our Q1'13 10-Q reflects the realignment of certain costs to our reportable segments. The impact to each segment reflects the decentralization of certain functions and the resulting realignment of those costs to each segment.
As previously announced, effective at the beginning of fiscal 2012, we implemented a strategic realignment of our organizational structure designed to accelerate our global growth strategy. As part of this realignment, we shifted to the following four reportable operating segments: Americas, EMEA, CAP and Channel Development.
We continue to evolve our operating model to improve local relevancy and efficiency of decision making so that we are able to better optimize market opportunities. To better facilitate decision-making at a local level, effective at the beginning of fiscal 2013, we decentralized certain leadership functions in the areas of retail marketing and category management, global store development and partner resources, to support and align with the respective operating segment presidents. In conjunction with these moves, certain general and administrative and depreciation and amortization expenses associated with these functions, which were previously reported as unallocated corporate expenses within "Other," are now reported within the respective reportable operating segments to align with the regions that they support. In order to conform prior period classifications with the new alignment, the historical consolidated financial statements have been recast as reflected in the segment results below. This change did not have an impact to our historical consolidated results.

Fiscal 2012	Americas	EMEA	CAP	Channel Development	Other	Total
Depreciation and amortization	0.1	—	—	—	(0.1)	—
General and administrative	53.9	3.6	0.9	8.1	(66.5)	—

Fiscal 2011
Depreciation and amortization	0.6	—	—	—	(0.6)	—
General and administrative	66.5	1.4	1.8	4.3	(74.0)	—

Fiscal 2010
Depreciation and amortization	1.3	—	—	—	(1.3)	—
General and administrative	76.0	2.7	3.6	2.3	(84.6)	—
Further, in June 2011, the FASB issued guidance that revises the manner in which entities present comprehensive income in their financial statements. The guidance requires entities to report the components of comprehensive income in either a single, continuous statement or two separate but consecutive statements. The guidance became effective for us at the beginning of our first quarter of fiscal 2013. In adopting this guidance, we added the consolidated statements of comprehensive income following our consolidated statements of earnings. To be consistent with our current presentation, we added the consolidated statements of comprehensive income following our consolidated statements of earnings for fiscal 2012, 2011 and 2010 as part of our recast of the fiscal 2012 10-K.
We are filing this Current Report on Form 8-K to recast operating results for all periods covered in our Annual Report on Form 10-K for the year ended September 30, 2012 (the "fiscal 2012 10-K"), filed on November 16, 2012, to reflect the aforementioned segment changes and to include the consolidated statements of comprehensive income. The recasting of previously issued financial information above and in the exhibits attached hereto does not affect our reported net income, earnings per share, total assets, or stockholders’ equity for any of the previously reported periods.
The sections of the fiscal 2012 10-K most affected by the changes, as reflected in Exhibit 99.1 hereto, are as follows:

Section	Page(s)
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations	25
Overview	25-26
Results of Operations - Fiscal 2012 Compared to Fiscal 2011	27-34
Results of Operations - Fiscal 2011 Compared to Fiscal 2010	34-40
Part II. Item 8. Financial Statements and Supplementary Data	50
Consolidated Statements of Comprehensive Income	*
Consolidated Statements of Equity	53
Note 1: Summary of Significant Accounting Policies	54
Note 11. Shareholders' Equity	75-76
Note 17. Segment Reporting	85-88
Part IV. Item 15. Exhibits, Financial Statement Schedules	94
*Being added as part of recast
The information in Exhibit 99.1 of this Form 8-K continues to speak as of the date of the original filing of the fiscal 2012 10-K filed on November 16, 2012. We have not revised or updated our disclosures except as referenced above. Accordingly, references in Exhibit 99.1 to “this Annual Report” are to the fiscal 2012 10-K as revised by the information in Exhibit 99.1.
The Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
23	Consent of independent registered public accounting firm

99.1
Revised: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8. Financial Statements and Supplementary Data; and Part IV, Item 15. Exhibits, Financial Statement Schedules of the Starbucks Corporation Annual Report on Form 10-K for the year ended September 30, 2012.

101
Revised: The following financial information from Exhibit 99.1 of this Form 8-K, Part II, Item 8. Financial Statements and Supplementary Data, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Earnings, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Cash Flows, (v) Consolidated Statements of Equity, and (vi) Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STARBUCKS CORPORATION

	By:	/s/ Troy Alstead
Dated: January 29, 2013		Troy Alstead
chief financial officer and chief administrative officer

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of independent registered public accounting firm

99.1
Revised: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8. Financial Statements and Supplementary Data; and Part IV, Item 15. Exhibits, Financial Statement Schedules of the Starbucks Corporation Annual Report on Form 10-K for the year ended September 30, 2012.

101
Revised: The following financial information from Exhibit 99.1 of this Form 8-K, Part II, Item 8. Financial Statements and Supplementary Data, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Earnings, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Cash Flows, (v) Consolidated Statements of Equity, and (vi) Notes to Consolidated Financial Statements.